UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2005

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 23, 2005, Marriott International, Inc. and its subsidiaries (“Marriott”) issued a news release stating that it completed the previously announced acquisition of 12 hotels from CTF Holdings Ltd. for an aggregate purchase price of $374 million. Marriott also expects to acquire 5 additional hotels and one joint venture interest in the future, when and if certain hotel-specific conditions have been satisfied. Marriott continues to manage other hotels owned by CTF Holdings Ltd. and its affiliates.

A copy of Marriott’s press release is attached as Exhibit 99 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this report:

99	Press release issued on June 23, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: June 24, 2005	By:	/s/ Andrea M. Mattei
Andrea M. Mattei
Vice President

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EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated June 23, 2005, reporting that Marriott completed the previously announced acquisition of 12 hotels from CTF Holdings Ltd. for an aggregate purchase price of $374 million.

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